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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              Form 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934



                   Date of Report   March 18, 1997
                  (Date of earliest event reported)



                   THE CHASE MANHATTAN CORPORATION
       (Exact name of registrant as specified in its charter)



     Delaware                  1-5805           13-2624428
(State or other jurisdiction (Commission file  (I.R.S. Employer
 of incorporation)              number)       Identification No.)



     270 Park Avenue, New York, NY                        10017
(Address of principal executive offices)               (Zip Code)




                           (212) 270-6000
        (Registrant's telephone number, including area code)


                           Not applicable
    (Former name or former address, if changed since last report)


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Item 5.  Other Events

      On March 18, 1997, The Chase Manhattan Corporation announced an

11% increase in its quarterly Common Stock dividend to $.62 per share from $.56 per share.

     A copy of the press release is attached as an exhibit hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits


The following exhibit is filed with this Report:


Exhibit Number                     Description
-----------      --------------------------------------


    99.1         Press Release.









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                              SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                         THE CHASE MANHATTAN CORPORATION
                              (Registrant)



                         By:  /s/ Anthony J. Horan
                           -------------------------------
                           Anthony J. Horan
                           Corporate Secretary



Dated: March 18, 1997






















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                            EXHIBIT INDEX
                      ------------------------



Exhibit Number              Description
--------------      -------------------------------



99.1                Press Release.





























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